Exhibit 10.20

			Schering AG
CoTherix, Inc. Mr. Donald Santel CEO 5000 Shoreline Court Suite 101 South San Francisco, California 94080 U.S.A.
			E:

			T: +49.30.468-	15431
			+49.30.468-	11 11
			F: +49.30.468-	14086

Your Ref.	Your letter dated	Our Ref. (please indicate when replying)	Date
		RA/UK/Cie (4b0411_1)	2005-01-07

Amendment to Development and License Agreement and

Amendment to Manufacturing and Supply Agreement

Dear Don,

We refer to the Development and License Agreement by and between CoTherix, Inc., Belmont, California (hereinafter “CoTherix” - formerly called ‘Exhale Therapeutics, Inc.’) and Schering dated October 2, 2003 (hereinafter the “License Agreement”), and the Manufacturing and Supply Agreement by and between CoTherix and Schering dated May 12/17, 2004 (hereinafter the “MSA”).

As the License Agreement and the MSA only provide prices for ampoules of Commercial Product packed in a 300-ampoule box, but CoTherix is interested in Commercial Product being packed in 30- or 100-ampoule boxes and Schering is prepared to supply Commercial Product in such new boxes, we suggest to include prices for the new packagings in the License Agreement and the MSA by adding the following wording to Section 6.2 of the License Agreement and Section 7.2 of the MSA, in each case as new sentences 1 and 2 of the respective Section:

“The Ex Works price for paper, one-color labeld ampoules, packed in a 30-ampoule box of Commercial Product per ampoule shall be as follows:

- Firm Orders of [***] to [***] million ampoules per Contract Year:	EUR [***];

- Firm Orders of more than [***] to [***] million ampoules per Contract Year:	EUR [***];

- Firm Orders of more than [***] million ampoules per Contract Year:	EUR [***].

Postal address:	Executive board:	Chairman of the supervisory board:	Commerzbank AG, Berlin
Schering AG	Hubertus Erlen (Chairman)	Giuseppe Vita	Acct. No. 108 700 600, Bank No. 100 400 00
D-13342 Berlin, Germany	Karin Dorrepaal		IBAN: DE72 1004 0000 0108 7006 00
For visitors:	Ulrich Köstlin	Registered seat: Berlin	BIC: COBADEFF
Müllerstr. 178, Berlin-Mitte	Lutz Lingnau	Trade register:	Deutsche Bank AG, Berlin
www.schering.de	Marc Rubin	AG Charlottenburg 93 HRB 283	Acct. No. 2415 008, Bank No. 100 700 00
	Jörg Spiekerkötter		IBAN: DE35 1007 0000 0241 5008 00
	Günter Stock		BIC: DEUTDEBB

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

Address CoTherix, Inc.	Our Ref. RA/UK/Cie (4b0411_1)	Date 2004-11-04	Page 2

The Ex Works price for paper, one-color labeled ampoules, packed in a 100-ampoule box of Commercial Product per ampoule shall be as follows:

- Firm Orders of [***] to [***] million ampoules per Contract Year:	EUR [***];

-Firm Orders of more than [***] to [***] million ampoules per Contract Year:	EUR [***];

- Firm Orders of more than [***] million ampoules per Contract Year:	EUR [***].”

As it was agreed that the prices for ampoules in these 30- or 100-ampoule boxes be stable for one (1) year after First Commercial Sale and only increased for the subsequent calendar year, we furthermore suggest to add the following sentence at the last paragraph of Section 6.2 of the License Agreement and Section 7.3 of the MSA:

“Prices for ampoules in 30- or 100-ampoule boxes shall, however, be stable for one (1) year after First Commercial Sale to the effect that the price adjustment described herein shall only apply for the remaining period of the respective calendar year where the aforementioned one (1) year period ends and any calendar year thereafter.”

Unless indicated otherwise, all capitalized terms as used in this Amendment shall have the meaning as set forth in the MSA.

In all other respects, the terms of the License Agreement and the MSA will remain unchanged.

If you agree to this Amendment, please countersign, date and return to us the attached duplicate of this letter.

Sincerely yours

Schering Aktiengesellschaft

/s/ Dr. Barbara Putz
Dr. Barbara Putz

Schering AG Berlin/Germany

Head Corporate Clinical Development

Specialized Therapeutics Europe

*	CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

Address CoTherix, Inc.	Our Ref. RA/UK/Cie (4b0411_1)	Date 2004-11-04	Page 3

Accepted and agreed by CoTherix, Inc.

/s/ Donald J. Santel
Donald J. Santel Chief Executive Officer Date: 22 November, 2004